UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): September 9, 2019 Command Center, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-53088	91-2079472
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO	80235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 464-5844

________________________________________________
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CCNI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On September 9, 2019, Command Center, Inc. (the “Company”) executed a plan of conversion (the “Plan of Conversion”), pursuant to which the Company will change its state of incorporation from the State of Washington to the State of Delaware (the “Reincorporation”) effective as of 12:01 a.m. Eastern Time on September 11, 2019 (the “Effective Time”). In connection with the Reincorporation, on September 9, 2019, the Company filed a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and on or around September 11, 2019 expects to file a cover sheet for conversion of business entity and Articles of Conversion (collectively, the “Washington Certificate of Conversion”) with the Secretary of State of the State of Washington. Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”), effective at the Effective Time. In connection with the Reincorporation, at the Effective Time, the Company will change its name to HireQuest, Inc. and the address of its principal executive offices will be 111 Springhall Drive, Goose Creek, South Carolina 29445.

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s shareholders at its 2019 Annual Meeting of Shareholders held on July 10, 2019 (the “Annual Meeting”). At the Effective Time:

•	the affairs of the Company will cease to be governed by Washington corporation laws, the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company will become subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•	each outstanding share of the Washington corporation’s common stock will be converted into an outstanding share of the Delaware corporation’s common stock;

•	each outstanding option, warrant or other right to acquire shares of the Washington corporation’s common stock will be converted into an equivalent option, warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option, warrant or other right to acquire), the same number of shares of the Delaware corporation’s common stock;

•	each outstanding restricted share of the Washington corporation’s common stock will be converted into an equivalent restricted share of the Delaware corporation’s common stock with the same terms and conditions (including the vesting schedule applicable to each such share);

•	each employee benefit, stock option or other similar plan of the Washington corporation will continue to be an employee benefit, stock option or other similar plan of the Delaware corporation; and

•	each director and officer of the Washington corporation will continue to hold his or her respective position with the Delaware corporation.

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on June 18, 2019, under the section entitled “Proposal 2 – Approval of the Reincorporation of the Company from the State of Washington to the State of Delaware – Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation and/or Merger,” which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation.

The foregoing descriptions of the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Washington Certificate of Conversion and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Washington Certificate of Conversion, and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2019, the Company’s Board of Directors approved a new form of indemnification agreement for each of the Company’s directors and executive officers. The Company’s directors and executive officers are expected to enter into individual indemnification agreements corresponding to such form as soon as practicable following the Effective Time, and such indemnification agreements will replace the previous indemnification agreements entered into between the Company and its directors and executive officers.

The indemnification agreements are substantially similar to those previously entered into between the Company and its directors and executive officers except that the new indemnification agreements are governed by Delaware law and have been modified to conform to Delaware law. The indemnification agreements require the Company, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, reasonably incurred or suffered by the individual in connection with any action, suit or proceeding by reason of the fact that the individual was a director or executive officer of the Company, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

The foregoing description of the indemnification agreements expected to be entered into between the Company and each of its directors and executive officers is qualified in its entirety by reference to the full text of the forms of indemnification agreement, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the pending change of the Company’s name to HireQuest, Inc., the trading symbol of the Company’s common stock on the Nasdaq Capital Market will change from “CCNI” to “HQI,” effective upon the commencement of trading on September 11, 2019. Shareholders do not need to exchange their stock certificates in connection with the change of the Company’s name or trading symbol.

On September 9, 2019, the Company issued a press release announcing the Reincorporation, name change and trading symbol change. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1	Plan of Conversion, dated September 9, 2019.

3.1	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on September 9, 2019.

3.2	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 9, 2019.

3.3	Cover Sheet for Conversion of Business Entity and Articles of Conversion, as expected to be filed with the Secretary of State of the State of Washington on or around September 11, 2019.

3.4	Bylaws, effective September 11, 2019.

10.1	Forms of Indemnification Agreement (Directors and Officers).

99.1	Press release dated September 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIREQUEST, INC.

Dated: September 9, 2019	By:	/s/ John McAnnar
		Name:	John McAnnar
		Title:	Vice President, General Counsel & Secretary